SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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EQUUS TOTAL RETURN, INC.

(Name of Registrant as Specified in Its Charter)

Kenneth I. Denos, 2727 Allen Parkway, 13th Floor, Houston, TX 77019

(Name of Person(s) Filing Proxy Statement)

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Notice of the 2009

Annual Meeting of Stockholders

Meeting Date:	May 13, 2009
Meeting Time:	9:00 a.m., CDT
Location:	The 2777 Allen Parkway Building Plaza I Room, Plaza Level 2777 Allen Parkway Houston, Texas 77019

Agenda

•	To elect 9 directors, each for a term of one year; and

•	To transact such other business as may properly come before the annual meeting.

Voting

All holders of record of shares of the Fund’s common stock (NYSE: EQS) at the close of business on March 20, 2009 (the “Record Date”), or their legal proxy holders, are entitled to vote at the meeting and any postponements or adjournments of the meeting.

We are pleased to take advantage of Securities and Exchange Commission rules that allow the Fund to furnish proxy materials to their stockholders on the Internet. We believe these rules allow us to provide our stockholders with the information they need in an expedited manner, while lowering the costs of delivery and reducing the environmental impact of the meeting.

On or about April 3, 2009, we intend to mail to stockholders a notice (“Notice”) containing instructions on how to access our 2009 proxy statement, proxy card and 2008 Annual Report to Stockholders, and how to vote online or by mail. The Notice also provides instructions on how you can request a paper copy of these documents if you desire, and how you can enroll in e-delivery.

Please execute a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. For specific instructions, please refer to the Notice as well as the Questions and Answers in this proxy statement.

By order of the Board of Directors,

BRETT M. CHILES

Secretary

April 2, 2009

Houston, Texas

Important Notice Regarding the Availability of Proxy Materials for the Fund’s Annual Meeting of Stockholders to be held on May 13, 2009

This proxy statement, proxy card and the Fund’s Annual Report to Stockholders for the fiscal year ended December 31, 2008 are available free of charge at the following website: www.proxyvote.com.

WORTHAM TOWER

2727 ALLEN PARKWAY

THIRTEENTH FLOOR

HOUSTON, TX 77019

TEL: (713) 529-0900

FAX: (713) 529-9545

EQUUS TOTAL RETURN, INC.

2727 Allen Parkway, 13th Floor

Houston, Texas 77019

PROXY STATEMENT

This proxy statement contains information relating to the annual meeting of Equus Total Return, Inc. (“EQS” or the “Fund”). The meeting or any postponement or adjournment thereof will be held on Wednesday, May 13, 2009, beginning at 9:00 a.m., Central Daylight Time, at the 2777 Allen Parkway Building, Plaza I Room, Plaza Level, 2777 Allen Parkway, Houston, Texas 77019.

Pursuant to rules recently adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to each stockholder entitled to vote at the annual meeting. The mailing of such Notice is scheduled to begin on or about April 3, 2009. All stockholders will have the ability to access the proxy materials over the Internet, and may request to receive a printed copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, the Notice includes instructions on how stockholders may request proxy materials in printed form or by mail or electronically by e-mail on an ongoing basis.

ABOUT THE MEETING

What is the purpose of the annual meeting?

At the annual meeting, stockholders will act upon the election of directors (see Proposal 1). In addition, the Fund’s management will report on the performance of the Fund during 2008 and respond to questions from stockholders.

What are the Board’s recommendations?

The Board recommends a vote “For” the election of the nominated slate of directors (see Proposal 1). Unless you give other instructions in your proxy, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

What vote is required to approve the election of directors?

The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withheld” with respect to the election of one or more directors will not be voted “For” the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. The nine persons receiving the highest number of “For” votes will be elected.

Broker Non-Votes. If you hold shares in “street name” through a broker, bank, or other nominee, your broker, bank, or nominee may be permitted to exercise voting discretion with respect to the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares will be voted “For” election of the director nominees.

Adjournment. The chairman of the meeting or the holders of a majority of the shares of the Fund, present in person or represented by proxy, although not constituting a quorum, may adjourn the meeting. If a vote is required to adjourn the meeting, the persons named as proxies will vote those proxies for such adjournment, unless you have instructed the proxy holders to vote against the proposal for which an adjournment is sought.

How are votes counted?

In the election of directors, you may vote “For” all of the nominees or your vote may be “Withheld” with respect to one or more of the nominees. If you execute your proxy or provide broker voting instructions without specifying further your preference as to the nominees, your shares will be voted in accordance with the recommendations of the Board.

Who is entitled to vote at the meeting?

If you owned shares of the Fund on the Record Date, you are entitled to receive notice of and to participate in the annual meeting. A list of stockholders on the Record Date will be available for inspection at the Fund’s office at 2727 Allen Parkway, 13th Floor, Houston, Texas for ten days before the meeting.

What are the voting rights of holders of the Fund’s common stock?

You may cast one vote per share of the Fund’s common stock that you held on the Record Date on each proposal considered at the annual meeting. These shares include shares that are: (1) held directly in your name as the stockholder of record and (2) held for you as the beneficial owner through a stockbroker, bank, or other nominee.

Who can attend the meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the meeting. Each stockholder may be asked to present valid identification. Cameras, recording devices, and other electronic devices will not be permitted at the meeting.

Please note that if you hold your shares in “street name” (that is, through a broker, bank, or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum, permitting the meeting to conduct its business. As of the Record Date, 8,565,118 shares of the Fund’s common stock, representing the same number of votes, were outstanding.

Proxies received but marked as abstentions or withheld and broker non-votes that are voted on any matter will be included in the calculation of the number of shares considered to be present at the meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many stockholders of the Fund hold their shares through a stockbroker, bank or, other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with the Fund’s transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record; therefore, the Notice is being sent directly to you by the Fund. As the stockholder of record, you have the right to vote in person at the annual meeting, or to grant your voting proxy directly to the Fund. You may vote via the Internet by following the instructions in the Notice. If you request printed copies of the proxy materials by mail, you may also vote by (i) signing and submitting your proxy card and returning it by mail, or (ii) submitting your vote by telephone using the toll-free number included on the proxy card.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name. Your broker or nominee, who is considered the stockholder of record with respect to those shares, has forwarded either a Notice or these proxy materials to you. As the beneficial owner, you have the right to provide your broker with instructions on how to vote and are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting (unless you have a signed proxy from the record holder, as described below). Your broker or nominee has either (i) included instructions in its Notice regarding how to provide voting instructions to the broker or nominee, or (ii) has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

How can I vote my shares in person at the annual meeting?

Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to do so, please bring proof of identification. Even if you plan to attend the annual meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

How can I vote my shares without attending the annual meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the annual meeting by granting your voting proxy to the Fund (if you are the stockholder of record) or by providing voting instructions to your broker or nominee (if you hold shares beneficially in street name). Please refer to the Notice or (if applicable) the enclosed voting instruction card for details.

Can I change my vote after I execute my proxy?

Yes. You may change your proxy instructions at any time prior to the vote at the annual meeting. You may accomplish this by granting a new proxy or new broker voting instructions at a later date (which automatically revokes the earlier proxy instructions) or by attending the annual meeting and voting in person. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

What does it mean if I receive more than one Notice?

It means your shares are registered differently or are in more than one account. Please grant a voting proxy and/or provide voting instructions for all accounts that you hold.

Where can I find the voting results of the annual meeting?

We will announce preliminary voting results at the annual meeting and publish the final results in our quarterly report on Form 10-Q for the quarter ended June 30, 2009.

Who can I call if I have a question?

If you have any questions about this proxy statement, please call us at 713-529-0900 between 9:00 a.m. and 5:00 p.m., Central Standard Time, Monday through Friday.

STOCK OWNERSHIP

Who are the largest owners of the Fund’s stock?

Based on a review of filings with the SEC, the Fund is aware of two beneficial owners of more than 5% of the outstanding shares of the Fund’s common stock: (i) MCC Europe Limited (“MCCE”), MCC Global N.V. (“MCC Global”), Moore, Clayton & Co., Inc. (“MCC”), Anthony R. Moore, Sharon Clayton and Kenneth I. Denos; and (ii) Sam P. Douglass.

How much stock do the Fund’s directors and executive officers own?

The following table shows the amount of the Fund’s common stock beneficially owned (unless otherwise indicated) as of March 20, 2009, by (1) any person known to the Fund to be the beneficial owner of more than 5% of the outstanding shares of the Fund’s common stock, (2) each director/director nominee of the Fund, (3) each named executive officer, and (4) all directors/director nominees and executive officers as a group.

The number of shares beneficially owned by each entity, person, director/director nominee, or executive officer is determined under SEC rules and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting power or investment power and also any shares that the entity or individual had the right to acquire as of March 20, 2009, or within 60 days after March 20, 2009, through the exercise of any stock option or other right. Unless otherwise indicated, to our knowledge each individual has sole investment and voting power, or shares such powers with his spouse, with respect to the shares set forth in the table.

Name	Sole Voting and Investment Power		Other Beneficial Ownership		Total	Percent of Class Outstanding(1)
MCCE, MCC Global, MCC, Kenneth I. Denos, Anthony R. Moore, Sharon Clayton(2)	849,292	(3)	—		849,292	9.91%
Sam P. Douglass(4)	51,564		693,983	(5)	745,547	8.70%
Richard F. Bergner	—		—		—	—
Charles M. Boyd, M.D.	1,098		—		1,098	*
Alan D. Feinsilver	3,397		—		3,397	*
Gregory J. Flanagan	18,860		—		18,860	*
Henry W. Hankinson	—		—		—	—
Robert L. Knauss	4,819		816	(6)	5,635	*
Dr. Francis D. Tuggle	6,093		—		6,093	*
L’Sheryl D. Hudson(7)	—		—		—	—
All directors/director nominees and executive officers as a group (14 persons)	935,123		694,799		1,629,922	19.0%

*	Indicates less than one percent.
(1)	Based on 8,565,118 shares of the Fund’s common stock, par value $.001 per share, outstanding as of March 20, 2009. There are no options, warrants, rights or conversion privileges outstanding with respect to the Fund’s common stock.
(2)	The address of MCCE is 10757 South River Front Parkway, Suite 125, South Jordan, Utah 84095. MCC Global’s principal office is located at 10757 South River Front Parkway, Suite 125, South Jordan, Utah 84095. The address of MCC is 10757 South River Front Parkway, Suite 125, South Jordan, Utah 84095. Messrs. Moore and Denos and Ms. Clayton’s business address is 2727 Allen Parkway, 13th Floor, Houston, Texas 77019. Messrs. Moore and Denos and Ms. Clayton are principal shareholders of MCC Global which is the parent company of MCC. Mr. Denos is the Chief Executive Officer of MCC. MCC is the parent company of MCCE. The number of shares beneficially owned by MCCE, MCC Global, MCC, Mr. Moore, Ms. Clayton and Mr. Denos are based on the Schedule 13D/A they filed jointly on August 12, 2008.

(3)	753,323 shares are subject to pledge agreements executed by MCC, MCCE and Manchester Securities Corp. in connection with promissory notes issued by MCC to Manchester Securities Corp. In addition, 95,969 shares are subject to pledge agreements executed in connection with the sale of Equus Corporation International’s (“ECI”) interest in Equus Capital Management Corporation, the Fund’s former investment adviser, to MCC. Specifically, these 95,969 shares are pledged to Lehmann Investments, LP, one of the former shareholders of ECI.
(4)	Mr. Douglass’ business address is 2727 Allen Parkway, 13th Floor, Houston, Texas 77019.
(5)	Includes (a) 58,197 shares held directly and in retirement accounts by Paula T. Douglass, an officer of the Fund and Mr. Douglass’ spouse and (b) 635,786 shares held by trusts for the benefit of members of Mr. Douglass’ family, of which Mr. Douglass is the trustee and a lifetime beneficiary, a trust of which Mr. Douglass is the beneficiary, and a trust of which Ms. Douglass is the beneficiary. Mr. Douglass disclaims beneficial ownership of all shares not directly owned by him.
(6)	Includes 816 shares held by the Robert L. Knauss Defined Plan (the “Knauss Plan”) of which Mr. Knauss is a control person. Mr. Knauss disclaims beneficial ownership of the shares held by the Knauss Plan.
(7)	Ms. Hudson serves as the Fund’s Vice President, Chief Financial Officer and Chief Compliance Officer. Ms. Hudson is not a director or director nominee.

Section 16(a) beneficial ownership compliance

Under the federal securities laws, our directors, executive officers, and any persons beneficially owning more than ten percent of our common stock are required to report their ownership of our common stock and any changes in that ownership to the Fund and the SEC. Specific due dates for these reports have been established by regulation. Based solely upon a review of reports furnished to the Fund and written representations of certain persons that no other reports were required, we believe that all of our directors and executive officers complied during 2008 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”).

GOVERNANCE OF THE FUND

What are the duties of the Board of Directors?

The Board provides overall guidance and supervision with respect to the operations of the Fund and performs the various duties imposed on the directors of business development companies by the Investment Company Act of 1940 (the “1940 Act”). Among other things, the Board supervises the management arrangements of the Fund, the custodial arrangements with respect to portfolio securities, the selection of accountants, fidelity bonding, and transactions with affiliates.

All actions taken by the Board are taken by majority vote unless a higher percentage is required by law or unless the 1940 Act or the Fund’s certificate of incorporation or by-laws require that the actions be approved by a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of the Fund – referred to as “independent directors.” The 1940 Act requires that a majority of the Fund’s directors be independent directors.

Who are the current members of the Board?

The members of the Board of Directors on the date of this proxy statement and the committees of the Board on which they serve, are identified below.

Director	Audit Committee	Compensation Committee	Committee of Independent Directors	Governance and Nominating Committee
Richard F. Bergner	*		*	Chair
Charles M. Boyd, M.D.	*	Chair	*	*
Kenneth I. Denos

Director	Audit Committee	Compensation Committee	Committee of Independent Directors	Governance and Nominating Committee
Sam P. Douglass
Alan D. Feinsilver	Chair		*
Gregory J. Flanagan, Chair	*		*	*
Henry W. Hankinson	*	*	*
Robert L. Knauss	*		Chair
Anthony R. Moore
Dr. Francis D. Tuggle	*	*	*

What committees has the Board established?

The Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compensation Committee and a Committee of Independent Directors.

Audit Committee

The charter of the Audit Committee is available on the Fund’s website (www.equuscap.com). The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its duties. The Committee’s meetings include, whenever appropriate, executive sessions with the Fund’s independent registered public accounting firm without the presence of management. Each member of the Audit Committee is an independent director within the meaning of SEC regulations and the listing standards of the New York Stock Exchange (“NYSE”). The Committee met 4 times during 2008.

The charter of the Audit Committee specifies that the purpose of the Audit Committee is to assist the Board in its oversight of the integrity of:

•	The Fund’s financial statements,

•	The Fund’s compliance with legal and regulatory requirements,

•	The independence and qualifications of the Fund’s independent registered public accounting firm, and

•	The performance of the Fund’s internal audit function and independent registered public accounting firm.

In furtherance of the foregoing purpose, the Committee’s authority and responsibilities include to:

•	Review and oversee the Fund’s annual and quarterly financial statements;

•

Recommend, for shareholder approval, the appointment of the Fund’s independent registered public accounting firm, and oversee the compensation, retention, oversight, and other matters relating to the engagement or discharge of the independent registered public accounting firm;

•	Oversee the Fund’s financial controls and reporting processes;

•	Review the Fund’s financial reporting and accounting standards and principles;

•	Review the performance of the Fund’s internal audit function and the performance of the independent registered public accounting firm;

•	Review and investigate any matters pertaining to the integrity of management, including conflicts of interest or adherence to standards of business conduct; and

•	Establish procedures for handling complaints involving accounting, internal accounting controls, and auditing matters.

Report of the Audit Committee

As part of its oversight of the Fund’s financial statements, the Committee reviews and discusses with both management and the Fund’s independent registered public accounting firm all annual and quarterly financial statements prior to their issuance. During 2008, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the United States, and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussions with UHY LLP (“UHY”), the Fund’s independent registered public accounting firm, of matters required to be disclosed pursuant to Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees), including the quality of the Fund’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee also discussed with UHY matters relating to its independence, including a review of audit and non-audit fees and the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee).

Based on the review and discussions noted above, the Audit Committee recommended to the Board the inclusion of the Fund’s audited financial statements for the year ended December 31, 2008, in the Fund’s Annual Report on Form 10-K for the year ended December 31, 2008, for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board the selection of UHY as the Fund’s independent registered public accounting firm for fiscal 2009.

Each member of the Audit Committee is an independent director within the meaning of SEC regulations and the listing standards of the NYSE. Alan D. Feinsilver, the chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations and the Board has determined that he has accounting and related financial management expertise within the meaning of the listing standards of the NYSE.

Committee of the Independent Directors

The functions of the Committee of the Independent Directors are to: recommend to the full Board approval of any management, advisory, or administration agreements; recommend to the full Board any underwriting or distribution agreements; review the fidelity bond and premium allocation; review any joint insurance policies and premium allocation; review and monitor the Fund’s compliance with procedures adopted pursuant to certain rules promulgated under the 1940 Act; and carry out such other duties as the independent directors shall, from time to time, conclude are necessary in the performance of their duties under the 1940 Act.

The Committee of Independent Directors met at regularly scheduled Board Meetings in executive sessions without any members of management present and Robert L. Knauss, the chair of the Committee, presided at such sessions. Each member of the Committee is an independent director within the meaning of SEC regulations and the listing standards of the NYSE. While Mr. Douglass is not a member of the Committee of Independent Directors, he nevertheless, as a non-management director, participates in certain “regularly scheduled” executive sessions with non-management separate and apart from the meetings of the Committee of Independent Directors.

Compensation Committee

The charter of the Compensation Committee is available on the Fund’s website (www.equuscap.com). Each member of the Committee is an independent director within the meaning of SEC regulations and the listing standards of the NYSE. The Committee met 2 times during 2008.

The Compensation Committee is responsible for reviewing and evaluating the compensation of the Fund’s investment adviser, and together with the other independent directors of the Board, determining and approving the adviser’s compensation. Although the Fund does not directly compensate its officers or employees currently, to the extent the Fund does so in the future, the Committee would be responsible for reviewing and evaluating their compensation, and in the case of the Fund’s chief executive officer, determining and approving his compensation together with the other independent directors of the Board. In the case of other officers and employees of the Fund, the Committee would make recommendations to the Board regarding their compensation. In addition, the Committee periodically reviews director compensation and recommends any appropriate changes to the Board. Lastly, the Committee produces a report on the Fund’s executive compensation practices and policies for inclusion in the Fund’s proxy statement if required by applicable proxy rules and regulations and makes recommendations to the Board on the Fund’s executive compensation practices and polices. The Committee may not delegate its responsibilities to one or more Committee members.

Compensation Discussion and Analysis and Report of the Compensation Committee

During 2008, the Fund did not directly compensate, and does not currently compensate, its officers or employees. As a result, a “Compensation Discussion and Analysis” regarding executive compensation has not been prepared or recommended for inclusion in this proxy statement. The members of the Committee are Charles M. Boyd, M.D (the chair of the Committee), Henry Hankinson and Dr. Francis D. Tuggle.

Governance and Nominating Committee

The Governance and Nominating Committee is responsible for developing and implementing policies and practices relating to corporate governance. The Committee selects individuals for nomination to the Board of Directors of the Fund. In addition, the Committee develops and reviews background information on candidates for the Board and makes recommendations to the Board regarding such candidates. The Committee also prepares and supervises the Board’s annual review of director independence and the Board’s performance self-evaluation. The charter of the Governance and Nominating Committee is available on the Fund’s website (www.equuscap.com). The Committee met once during 2008.

All of the members of the Committee are independent directors within the meaning of SEC regulations and the listing standards of the NYSE.

How does the Board select nominees for the Board?

The Governance and Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Fund’s Secretary or any member of the Governance and Nominating Committee in writing in care of Equus Total Return, Inc., 2727 Allen Parkway, 13th Floor, Houston, Texas 77019. To be considered by the Nominating and Governance Committee, stockholder nominations must be submitted before our fiscal year-end and must be accompanied by a description of the qualifications of the proposed candidate and a written statement from the proposed candidate that he or she is willing to be nominated and desires to serve if elected. The Governance and Nominating Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the Fund’s by-laws relating to stockholder nominations as described in “Additional Information – Stockholder Proposals for the 2010 Annual Meeting,” below. Nominees for director who are recommended by stockholders will be evaluated in the same manner as any other nominee for director.

Once the Governance and Nominating Committee has identified a prospective nominee, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors considered by the Committee. If the Committee determines, in consultation with the other Board members as appropriate, that additional consideration is warranted, it may gather additional information about the prospective nominee’s background and experience. The Chairman of the Committee and our Chairman of the Board will then interview a qualified candidate. A qualified candidate is then invited to meet the remaining members of the Committee and the other directors. The Committee then determines, based on the background information and information obtained in interviews, whether to recommend to the Board that a candidate be nominated to the Board.

The Committee believes a prospective nominee for director should, at a minimum, satisfy the following standards and qualifications and evaluates prospective nominees accordingly:

•	The ability of the prospective nominee to represent the interests of the stockholders of the Fund;

•	The prospective nominee’s standards of integrity, commitment, and independence of thought and judgment;

•

The prospective nominee’s ability to dedicate sufficient time, energy, and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards; and

•	The extent to which the prospective nominee contributes to the range of talent, skill, and expertise appropriate for the Board.

The Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, and the need for Audit Committee expertise. After completing this evaluation and interview, the Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

How does the Board determine which directors are considered independent?

When the Board undertook its annual review of director independence, the Board considered transactions and relationships between each director or any member of his immediate family and the Fund. The Board also examined transactions and relationships between directors or their affiliates and members of the Fund’s senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.

As a result of this review, the Board affirmatively determined that all of the directors nominated for election at the annual meeting are independent of the Fund and its management with the exception of Kenneth I. Denos and Sam P. Douglass. Messrs. Denos and Douglass are considered interested directors because of their current or former employment as senior executives of the Fund or its investment adviser, MCCA.

How often did the Board meet during 2008?

During 2008, the Board met 9 times. Each director attended at least 75% of all meetings held by the Board or the committees of the Board on which he served. The Fund does not have a policy about directors’ attendance at the annual meeting of stockholders. All directors attended the Fund’s annual meeting of stockholders in May 2008.

How are directors compensated?

During 2008, each independent director received: (i) $5,000 for each quarter served on the Fund’s Board plus $2,000 for each meeting of the directors attended; (ii) $1,000 for participation in each meeting conducted by telephonic conference; (iii) $1,000 for each committee meeting attended; and (iv) reimbursement for all out-of-pocket expenses relating to attendance at such meetings. The chair of the Committee of the Independent Directors and the chair of the Audit Committee each receive $10,000 annually for service in such positions. An annual fee of $15,000 is paid to the Chairman of the Board.

Interested directors of the Fund do not receive any cash compensation from the Fund. However, interested directors of the Fund may serve as directors of portfolio companies and in such capacities may receive and retain directors’ fees and other compensation directly from the portfolio companies.

Directors who were not officers of the Fund (including those who only served on the Board for part of a year) were paid an aggregate of $392,500 and $357,250 as compensation for the years ended December 31, 2008 and 2007, respectively. The following table set forth compensation paid by the Fund to each person who served as a director during 2008:

2008 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Independent Directors
Richard F. Bergner	51,000	—	51,000
Charles M. Boyd, M.D.	58,000	—	58,000
Alan D. Feinsilver	59,000	—	59,000
Gregory J. Flanagan	61,250	—	61,250
Henry W. Hankinson	52,000	—	52,000
Robert L. Knauss	61,250	—	61,250
Dr. Francis D. Tuggle	50,000	—	50,000

Interested Directors
Anthony R. Moore	—	—	—
Sam P. Douglass	—	—	—
Kenneth I. Denos	—	—	—

Who are the executive officers of the Fund?

The name, address and age of each executive officer, their position, term of office and length of time served with the Fund, along with certain business information, are set forth in the table below.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kenneth I. Denos 2727 Allen Parkway, 13th Floor Houston, Texas 77019 Age: 41	President and CEO; Director	Indefinite terms as President and CEO; President and CEO since 2007; Executive Vice President and Secretary from 2005 until 2007. Term as Director expires 2009; Director since July 2008.	President of the Fund since December 2007; CEO of the Fund since August 2007; Executive Vice President and Secretary of the Fund from June 2005 until August 2007. Mr. Denos has served as CEO of MCC Global NV since May 2006 and as a director of Moore, Clayton & Co., Inc. since January 2001. From November 2005 until May 2006, Mr. Denos served as the Non-Executive Chairman of Ridgecrest Healthcare Group, Inc. From February 2005 to February 2006, he served as a director and General Counsel of MCC Energy plc (now Tersus Energy plc). From April 1999 until August 2007, he also served as Chairman and CEO of SportsNuts, Inc. (sporting event coordinator). Since March 2007, Mr. Denos has served as a non-executive director of Secure Netwerks, Inc., an information technology hardware and software reseller. Since January 2002, he has also served as President of Kenneth I. Denos, P.C.

Gary L. Forbes 2727 Allen Parkway, 13th Floor Houston, Texas 77019 Age: 65	Senior Vice President	Indefinite term; Senior Vice President since 2005 and Vice President from 1992 to 2005.	Senior Vice President of the Fund since 2005 and Vice President of the Fund from 1992 to 2005. From 1991 to 2005, Mr. Forbes was Vice President of Equus Capital Management Corporation.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
L’Sheryl D. Hudson 2727 Allen Parkway, 13th Floor Houston, Texas 77019 Age: 44	Vice President, Chief Financial Officer and Chief Compliance Officer	Indefinite terms; Vice President and Chief Financial Officer since 2006; Chief Compliance Officer since 2007.	Vice President and Chief Financial Officer of the Fund since November 2006 and Chief Compliance Officer of the Fund since April 2007. Ms. Hudson was named Chief Compliance Officer and a director of MCCA and a director of Equus Capital Administration Company, Inc. in 2007. Ms. Hudson served as Associate Director of WestLB Asset Management (US), LLC from 2002 to 2006.

Brett M. Chiles 2727 Allen Parkway, 13th Floor Houston, Texas 77019 Age: 32	Secretary	Indefinite term; Secretary since 2007.	Secretary of the Fund since August 2007 and an Assistant Vice President of MCCA since 2005. Prior to joining MCCA, Mr. Chiles served as Internal Wholesaler for AIM Investments from 2000 to 2003, where he actively developed and maintained relationships with financial dealer brokers to sell AIM products including mutual funds, annuities and retirement plans. Mr. Chiles worked for Murphree Venture Partners, where he analyzed seed and early-stage investments. Mr. Chiles holds a B.B.A from Texas Christian University and an M.B.A. from Rice University.

There are no arrangements or understandings between any of the executive officers and any other person pursuant to which any of such officers was or is to be selected as an officer.

Executive Compensation

During 2008, the Fund did not directly compensate, and does not currently compensate, its executive officers. However, executive officers of the Fund do receive compensation from the Fund’s administrator, Equus Capital Administration Company, Inc., as employees of Equus Capital Administration Company, Inc.

Grants of Plan-Based Awards

During 2008, the Fund did not grant any plan-based awards to its executive officers.

Outstanding Equity Awards

As of December 31, 2008, there were no unexercised options, stock that had not vested or equity incentive plan awards for any executive officer of the Fund.

Options Exercised and Stock Vested

During 2008, there were no stock options, SARs or similar instruments exercised by any executive officer of the Fund and there was no vesting of stock, including restricted stock, restricted stock units or similar instruments by any executive officer of the Fund.

Pension Benefits

The Fund does not have any plan that provides for payments or other benefits at, following, or in connection with the retirement of its executive officers.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

During 2008, the Fund did not have any defined contribution or other plan that provided for the deferral of compensation by any executive officer of the Fund on a basis that was not tax-qualified.

INVESTMENT ADVISER AND ADMINISTRATOR

Who is the Fund’s investment adviser?

The Fund’s investment adviser is Moore, Clayton Capital Advisors, Inc. (“MCCA”) and its principal offices are located at 2727 Allen Parkway, 13th Floor, Houston, Texas 77019. MCCA is controlled by Anthony R. Moore and Kenneth I. Denos, who collectively hold a majority of voting securities but who do not have dividend or distribution rights. These rights are held by Moore, Clayton & Co., Inc. (“MCC”), an international financial advisory firm. MCC is a wholly-owned subsidiary of MCC Global NV, an international financial advisory and investment firm traded on the Geregelter Markt (General Standard) of the Frankfurt Stock Exchange. The principal shareholders of MCC Global NV are Anthony R. Moore, Sharon Clayton and Kenneth Denos.

MCC formed MCCA on February 3, 2005, for the purpose of managing the Fund. Following shareholder approval, MCCA became the Fund’s investment adviser on June 30, 2005. MCCA is registered as an investment adviser under the Investment Advisers Act of 1940. MCCA and MCC share many of the same personnel resources.

The officers and directors of MCCA are:

Anthony R. Moore	Chairman of the Board

Sharon J. Clayton	Co-Chairman of the Board

Paula T. Douglass	Vice Chairman of the Board

Kenneth I. Denos	President and CEO

L’Sheryl D. Hudson	Chief Financial Officer and Chief Compliance Officer

Brett M. Chiles	Assistant Vice President and Secretary

For a description of the business background of Messrs. Denos and Chiles and Ms. Hudson, see “Governance of the Fund—Who are the Executive Officers of the Fund?” above. A description of the business background of each of Mr. Moore and Mss. Douglass and Clayton is set out below.

Mr. Moore served as Co-Chairman of Board of MCCA since June 2005. Since May 2006, Mr. Moore has served as the Chairman of the Supervisory Board of MCC Global NV and Co-Chairman of the Board of MCC since August 1999. Mr. Moore was also Co-Founder and Co-CEO of MCC from August 1999 until May 2006.

Ms. Douglass served as Vice President of the Fund from June 2006 to May 2008. Since June 2005, Ms. Douglass has served as Vice-Chairman of the Board of Moore, Clayton Capital Advisors, Inc. and Equus Capital Administration Company, Inc. Ms. Douglass served as an officer and director of Equus Capital Management Corporation from July 1993 to 2005. Ms. Douglass is a licensed attorney and was an associate of the firm Fulbright and Jaworski from 1988 to 1991. She was elected as director of Iwerks Entertainment, previously a publicly traded company on the Nasdaq National Market, in 1993 and served as Executive Chairman from 1995 to 1997. From February 1998 to 2005, she served as Chairman and Chief Executive Officer of Cinema Film Systems, Inc. Ms. Douglass co-founded Equus Corporation International and has served as an officer and a director since December 1978.

Ms. Clayton served as Vice Chairman of the Fund from June 2005 to May 2008. Ms. Clayton has served as Chairman of the Management Board of MCC Global NV since May 2006 and Co-Chairman of the Board of Moore, Clayton & Co., Inc. since August 1999. Ms. Clayton was also Co-Founder and Co-CEO of Moore, Clayton & Co., Inc. from August 1999 until April 2007.

Who is the Fund’s administrator?

The Fund’s administrator is Equus Capital Administration Company, Inc. and its principal offices are located at 2727 Allen Parkway, 13th Floor, Houston, Texas 77019. Equus Capital Administration Company, Inc. is a wholly-owned subsidiary of MCC and was formed for the purpose of managing the Fund’s administrative and business operations.

INFORMATION REGARDING THE FUND’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected the accounting firm of UHY to audit the Fund’s financial statements for, and otherwise act as the Fund’s independent registered public accounting firm with respect to the fiscal year ending December 31, 2009. The Fund’s employment of UHY is conditioned on the Fund’s right to terminate such employment at any time without any penalty. UHY has served as the Fund’s independent registered public accounting firm since September 19, 2005. Prior to that date, PricewaterhouseCoopers LLP (“PwC”) served as the Fund’s independent registered public accounting firm.

The firm of UHY acts as the Fund’s principal independent registered public accounting firm. Through and as of March 31, 2009, UHY had a continuing relationship with UHY Advisors, Inc. (“Advisors”) from which it leased auditing staff who were full-time, permanent employees of Advisors and through which UHY’s partners provide non-audit services. UHY has only a few full-time employees. Therefore, few, if any, of the audit services performed were provided by permanent, full-time employees of UHY. UHY manages and supervises the audit services and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

A representative of UHY is expected to be present at the annual meeting and will be available to make a statement, if he or she so desires, and to respond to appropriate questions of the stockholders.

Audit Fees and All Other Fees

Aggregate fees for professional services billed to the Fund by UHY and PwC for the years ended December 31, 2008 and 2007 were as follows:

Services Provided	2008		2007
Audit fees	$226,757	(1)	$150,752	(2)
Audit-related fees	—		—
Tax	—		—
All other	—		—

Total	$226,757		$150,752

(1)	Of this aggregate amount, $8,620 is attributable to fees billed by PwC for its opinion of the Fund’s prior year financial statements contained in the Fund’s Form 10-K. The balance of such amount is attributable to fees billed by UHY for services in connection with its review of the Funds’ quarterly reports on Form 10-Q, inventory counts and UHY’s annual audit of the Fund’s financial statements.

(2)	Of this aggregate amount, $8,140 is attributable to fees billed by PwC for its opinion of the Fund’s prior year financial statements contained in the Fund’s Form 10-K. The balance of such amount is attributable to fees billed by UHY for services in connection with its review of the Funds’ quarterly reports on Form 10-Q, inventory counts and UHY’s annual audit of the Fund’s financial statements.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) to be performed by any independent registered public accounting firm engaged by the Fund and any non-audit services provided by the Fund’s independent registered public accounting firm to MCCA, and any entity controlling, controlled by, or under common control with MCCA, subject to the de minimis exception for non-audit services set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X under the Exchange Act that are approved by the Audit Committee before completion of the audit. Audit services include those typically associated with the annual audit such as evaluation of internal controls. Non-audit services include certain services that are audit-related such as consultations regarding financial accounting and reporting standards, and tax services. Certain services may not be provided by the independent registered public accounting firm to the Fund or to MCCA without jeopardizing the independent registered public accounting firm’s independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment adviser or investment banking services; legal services; and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided if the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Fund’s or MCCA’s financial statements. These types of services include bookkeeping; financial information systems design and implementation; appraisal or valuation services; actuarial services; and internal audit outsourcing services.

The Audit Committees procedures require approval of the engagement of the independent registered public accounting firm for each fiscal year and approval of the engagement by a majority of the Fund’s independent directors. The procedures permit the Audit Committee to pre-approve the provisions of types or categories of non-audit services for the Fund and permissible non-audit services for MCCA on an annual basis at the time of the independent registered public accounting firm’s engagement and on a project-by-project basis. At the time of the annual engagement of the Fund’s independent registered public accounting firm, the Audit Committee is to receive a list of the categories of expected services with a description and an estimated budget of fees. In its pre-approving all audit services and permitted non-audit services, the Audit Committee or a delegated member determines that the provision of the service is consistent with, and will not impair, the ongoing independence of the independent registered public accounting firm and sets any limits on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committee consistent with the same standards for determination and information.

The Audit Committee may also designate a member of the Committee to pre-approve non-audit services that have not been pre-approved or changes in non-audit services previously pre-approved. Any actions by the designated member must be ratified by the Audit Committee by the time of its next regularly scheduled meeting. The Fund’s pre-approval procedures are reviewed annually by the Audit Committee and the Fund maintains a record of the decisions made by the Committee pursuant to the procedures.

There were no non-audit fees billed by UHY to MCCA in 2008 or 2007. In addition, UHY did not provide any non-audit services to any entity controlling, controlled by, or under common control with MCCA in 2008 or 2007.

PROPOSAL 1—ELECTION OF DIRECTORS

The by-laws of the Fund provide for a minimum of three and a maximum of fifteen directors (a majority of whom must be independent directors). There are currently ten directors (including seven independent directors), nine of whom the Board is nominating for re-election, including the seven independent directors. The Board is not recommending any other director nominees. The nominees receiving an affirmative vote of a plurality of the shares entitled to vote and present, either in person or by proxy, at the annual meeting, will be elected as members of the Board.

The current term of office of all of the Fund’s directors expires at the 2009 annual meeting and upon the election and qualification of their successors in office. The Board proposes that the following nominees be elected for a new term of one year and until their respective successors have been duly elected and qualified or until they resign, die, or are removed from office. Each of the nominees has consented to serve if elected. The Board knows of no reason why any nominee for director would be unable to serve as a director. If at the time of the annual meeting any nominee is unable or unwilling to serve as a director of the Fund, the persons named as proxies will vote for a substitute nominee designated by the Board. The Fund is the only fund in the fund complex.

Nominees for Director

Independent Directors

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships* Held by Director or Nominee
Richard F. Bergner; 2727 Allen Parkway, 13th Floor Houston, Texas 77019 Age: 78	Director	Term expires 2009; Director since 2005.	Attorney	None

Charles M. Boyd, M.D. 2727 Allen Parkway, 13th Floor Houston, Texas 77019 Age: 43	Director	Term expires 2009; Director since 2005.	Medical Director at The Boyd Gillard Institute since January 2007. Dr. Boyd served as Associate Chief of Staff, Office of Clinical Affairs at the University of Michigan from 2004 to January 2007. He was also an Assistant Professor, Dept. of Dermatology, Div. of Cutaneous Oncology and Dept. of Otolaryngology Head and Neck Surgery, Div. of Facial Plastic Surgery, at the University of Michigan from 1999 to January 2007.	None

Alan D. Feinsilver; 2727 Allen Parkway, 13th Floor Houston, Texas 77019 Age: 61	Director	Term expires 2009; Director since 2005.	Founder and President of The Overbrook Company, a private company with emphasis on real estate and other investments based in Houston, Texas since 1984; Vice President of HGG Investments, Inc., a private investment fund based in Houston, Texas since 1991.	None

Gregory J. Flanagan; 2727 Allen Parkway, 13th Floor Houston, Texas 77019 Age: 63	Chairman of the Board	Term expires 2009; Director since 1992.	Chief Operating Officer of Arthur J. Gallagher & Co. – Houston Branch (insurance brokerage) from 2001 to 2008.	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships* Held by Director or Nominee
Henry W. Hankinson; 4355 Cobb Parkway Suite 501 J Atlanta, Georgia 30339 Age: 67	Director	Term expires 2009; Director since 2005.	CEO of Global Business Associates, Inc. (consulting) since 2001.	None

Robert L. Knauss; P.O. Box 40 5580 FM 1697 Burton, Texas 77835 Age: 78	Director	Term expires 2009; Director since 1991; Chairman of the Board since 2007.	Chairman of the Board of Philip Services Corp. (industrial services) from 1998 to 2003, and Chairman of the Board and CEO of Baltic International USA, Inc. from 1995 to 2003. During the past twenty years Mr. Knauss has served on the Boards of Directors of eight public companies. Mr. Knauss was the former Dean and Distinguished University Professor of University of Houston Law School and was also Dean of Vanderbilt Law School.	The Mexico Fund, Inc. (investment company), XO Holdings, Inc. (telecommunications) and WestPoint International Inc. (home products).

Dr. Francis D. Tuggle; 2727 Allen Parkway, 13th Floor Houston, Texas 77019 Age: 66	Director	Term expires 2009; Director since 1991.	Professor at the George L. Argyros School of Business and Economics at Chapman University since January 2006 and Dean from July 2002 to January 2006. Professor at the Kogod College of Business Administration at American University from July 1999 to June 2002 where he was Dean from July 1990 to June 1996.	None

*	Other directorships are limited to: (i) publicly traded companies in the United States; (ii) companies that are otherwise subject to SEC reporting requirements and (iii) investment companies registered under the 1940 Act.

Interested Directors*

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships** Held by Director or Nominee
Kenneth I. Denos 2727 Allen Parkway, 13th Floor Houston, Texas 77019 Age: 41	Director; President and CEO	Term as Director expires 2009; Director since July 2008. Indefinite terms as President and CEO; President and CEO since 2007; Executive Vice President and Secretary from 2005 until 2007.	President of the Fund since December 2007; CEO of the Fund since August 2007; Executive Vice President and Secretary of the Fund from June 2005 until August 2007. Mr. Denos has served as CEO of MCC Global NV since May 2006 and as a director of Moore, Clayton & Co., Inc. since January 2001. From November 2005 until May 2006, Mr. Denos served as the Non-Executive Chairman of Ridgecrest Healthcare Group, Inc. From February 2005 to February 2006, he served as a director and General Counsel of MCC Energy plc (now Tersus Energy plc). From April 1999 until August 2007, he has also served as Chairman and CEO of SportsNuts, Inc. (sporting event coordinator). Since March 2007, Mr. Denos has served as a non-executive director of Secure Netwerks, Inc., an information technology hardware and software reseller. Since January 2002, he has also served as President of Kenneth I. Denos, P.C.	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships** Held by Director or Nominee
Sam P. Douglass; *** 2727 Allen Parkway, 13th Floor Houston, Texas 77019 Age: 76	Director	Term expires 2009; Director since 1991. Chairman and CEO from 1991 to 2005; Co-Chairman of the Board from 2005 to 2007.	Co-Chairman of the Board of the Fund from June 2005 to December 2007 and Chairman and CEO of the Fund from 1991 to 2005. From June 2005 until April 2008, Mr. Douglass served as President of Moore, Clayton Capital Advisors, Inc. (Fund’s investment adviser) and Equus Capital Administration Company, Inc. (Fund’s administrator). From 1980 to 2005, Mr. Douglass was Chairman of the Board and CEO of Equus Capital Management Corporation (Fund’s former investment adviser). From 1964 to 1975, he co-founded and served as President and a director of Service Corporation International, one of the largest funeral services company in the world trading on the NYSE. In 1978, Mr. Douglass co-founded and served as President of Wedge International, Inc., a privately-owned corporation which participated in the acquisition and management of mostly private companies. In 1980, he co-founded and served as President of Summit Resources Corporation, a privately-owned leverage buyout corporation. Since December 1978, Mr. Douglass has served as Chairman and CEO of Equus Corporation International, a privately owned corporation engaged in a variety of investment activities. Mr. Douglass has originated, structured or participated in over 200 acquisition transactions.	None

*	Interested directors are “interested persons” (as defined in the 1940 Act). Messrs. Denos and Douglass are deemed to be interested directors by reason of their current or former affiliation with MCCA.
**	Other directorships are limited to: (i) publicly traded companies in the United States; (ii) companies that are otherwise subject to SEC reporting requirements and (iii) investment companies registered under the 1940 Act.
***	Mr. Douglass is the spouse of Ms. Douglass, Vice Chairman of the Board of MCCA.

There are no arrangements or understandings between any of the directors and any other person pursuant to which any of such directors was or is to be selected as a director.

The Board unanimously recommends that each stockholder vote “For” each of the persons nominated by the Board.

Dollar Range of Equity Securities Beneficially Owned by Current Directors/Director Nominees

Name	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)
Independent Directors
Richard F. Bergner	None	None
Charles M. Boyd, M.D.	$1-$10,000	$1-$10,000
Alan D. Feinsilver	$10,001-$50,000	$10,001-$50,000
Gregory J. Flanagan	$50,001-$100,000	$50,001-$100,000
Henry W. Hankinson	None	None
Robert L. Knauss	$10,001-$50,000	$10,001-$50,000
Dr. Francis D. Tuggle	$10,001-$50,000	$10,001-$50,000

Interested Directors
Kenneth I. Denos	Over $100,000	Over $100,000
Anthony R. Moore	Over $100,000	Over $100,000
Sam P. Douglass	Over $100,000	Over $100,000

(1)	Based on beneficial ownership as of March 31, 2009.
(2)	No director/director nominee of the Fund is a director of another fund registered under the 1940 Act whose investment adviser is MCCA.

OTHER MATTERS

The Board knows of no other matter that is likely to come before the annual meeting. However, if any other matter properly comes before the meeting, the individuals named as proxy holders will vote in accordance with their discretion on such matters.

In the event that sufficient votes in favor of the proposal set forth in the Notice of the Annual Meeting are not received by the time scheduled for the annual meeting, the chairman of the meeting or the holders of a majority of the shares of the Fund, present in person or represented by proxy, although not constituting a quorum, may adjourn the meeting.

ANNUAL AND QUARTERLY REPORTS

A copy of the Fund’s 2008 Annual Report to Stockholders and copies of the Fund’s quarterly reports on Form 10-Q are available without charge upon request. Please direct your request to Equus Total Return, Inc., Attention: Investor Relations, P.O. Box 130197, Houston, Texas 77219-0197, (713) 529-0900 or toll-free at (800) 856-0901. Copies also may be requested through the Fund’s website at www.equuscap.com. (Information contained on the Fund’s website is not incorporated into this proxy statement.) Copies are also posted via EDGAR on the SEC’s website at www.sec.gov.

ADDITIONAL INFORMATION

Stockholder Proposals for the 2010 Annual Meeting. Stockholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting of stockholders in 2010 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, the Fund’s Secretary must receive stockholder proposals no later than December 2, 2009. Proposals should be sent to the Fund, c/o Moore, Clayton Capital Advisors, Inc., 2727 Allen Parkway, 13th Floor, Houston, Texas 77019, Attention: President. Submission of a stockholder proposal does not guarantee inclusion in the Fund’s proxy statement or form of proxy because certain SEC rules must be met.

In addition, under our by-laws no business may be brought before a stockholder meeting unless it is specified in the notice of the meeting or is otherwise properly brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered an appropriate notice to the Fund’s Secretary. To be properly brought before such a meeting a stockholder must deliver a written notice to the Fund at the address set forth in the following paragraph of the stockholder’s intention to present a proposal (containing certain information specified in the by-laws about the stockholder and the proposed action) not less than 60 nor more than 90 days’ prior to the meeting. However, in the event less than 70 days’ notice or prior public disclosure of the date of the meeting is given to stockholders, such notice to be timely must be received not later than the close of business on the fifth day following the day on which such notice is mailed or such public disclosure was made.

Stockholder proposals with respect to Director nominations require written notice of your intent to make such a nomination either by personal delivery or by U.S. mail, postage prepaid, to Brett M. Chiles, Secretary, Equus Total Return, Inc., 2727 Allen Parkway, 13th Floor, Houston, Texas 77019, within the time limits described above for delivering a stockholder proposal notice and comply with the information requirements in our by-laws relating to Director nominations by stockholders. These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Fund’s proxy statement.

The proxy solicited by the Board of Directors for the 2010 annual meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless the Fund is provided with notice of such proposal no later than February 15, 2010.

A copy of the full text of the by-law provisions discussed above may be obtained by writing to the Corporate Secretary, 2727 Allen Parkway, 13th Floor, Houston, Texas 77019 and is included as an exhibit to the Fund’s annual report on Form 10-K for the period ended December 31, 2008 as filed with the SEC via EDGAR on March 31, 2009.

Communications with the Board. Interested parties who wish to communicate directly with the Board, or specified individual directors may do so by writing to the Board or individual directors in care of the Secretary, Equus Total Return, Inc., 2727 Allen Parkway, 13th Floor, Houston, Texas 77019. At the direction of the Board, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, will be forwarded. Trivial items will be delivered to the directors at the next scheduled Board meeting. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to “Independent Directors,” “Outside Directors” or “Non-Management Directors” will be forwarded or delivered to the Chairman of the Committee of Independent Directors. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board. Concerns relating to accounting, internal controls, or auditing matters are handled in accordance with procedures established by the Audit Committee with respect to such matters.

Corporate Governance. The Fund is a Delaware corporation subject to the provisions of the Delaware General Corporation Law (“DGCL”). The Fund’s day-to-day operations and requirements as to the place and time, conduct, and voting, at a meeting of stockholders are governed by the Fund’s certificate of incorporation and by-laws, the provisions of the DGCL, the provisions of the 1940 Act and NYSE rules. The Fund has adopted a code of business conduct and ethics applicable to our Directors, officers (including our principal executive officer, principal financial officer and controller) and employees. Our code of business conduct and ethics meets NYSE listing standard requirements and the requirements of Section 406 of the Sarbanes-Oxley Act of 2002. A copy of our code of business conduct and ethics is annexed to this proxy statement. A copy of our certificate of incorporation and by-laws, corporate governance guidelines, and the charters of the Audit, Compensation, and Nominating and Corporate Governance Committees may be obtained by writing to the Secretary, Equus Total Return Inc., 2727 Allen Parkway, 13th Floor, Houston, Texas 77019. Our code of business conduct and ethics, corporate governance guidelines and committee charters are also available by accessing the Fund’s website at www.equuscap.com. (Information contained on the Fund’s website is not incorporated into this proxy statement.) In the event that the Fund amends or waives any provisions of our code of business conduct and ethics applicable to our principal executive officer, principal financial officer or controller, we intend to disclose the same on the Fund’s website at www.equuscap.com.

Proxy Solicitation Costs. The proxies being solicited hereby are being solicited by the Board of Directors of the Fund. The cost of soliciting proxies in the enclosed form will be paid by the Fund. Officers and regular employees of the Fund and MCCA may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile, or electronic means. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the name of such nominees. We will, upon request, reimburse brokerage firms and others for their responsible expenses in forwarding solicitation material to the beneficial owners of stock.

ANNEX

CODE OF BUSINESS CONDUCT AND ETHICS

The Board of Directors (the “Board”) of Equus Total Return, Inc. (the “Fund”) has adopted the following Code of Business Conduct and Ethics for members of the Board, officers, and employees of the Fund (this “Code”). This Code is intended to focus the Board, each Director, Officer, and employee on areas of ethical risk, provide guidance to Directors, Officers, and employees to help them recognize and deal with ethical issues, provide mechanisms to report unethical conduct, and help foster a culture of honesty and accountability. Each Director, Officer, and employee must comply with the letter and spirit of this Code.

No code or policy can anticipate every situation that may arise. Accordingly, this Code is intended to serve as a source of guiding principles for Directors, Officers, and employees. Directors, Officers, and employees are encouraged to bring questions about particular circumstances that may implicate one or more of the provisions of this Code to the attention of the Chair of the Audit Committee, who may consult with legal counsel as appropriate.

Directors, Officers, and employees of the Fund should read and comply with this Code in conjunction with the Fund’s Code of Ethics and Insider Trading Policy.

1.	Conflict of Interest

A “conflict of interest” occurs when a Director’s, Officer’s, or employee’s private interest interferes in any way, or appears to interfere, with the interests of the Fund as a whole. Conflicts of interest arise when a Director, Officer, Employee or a member of his or her immediate family, receives improper personal benefits as a result of his or her position as a Director, Officer, or employee of the Fund or of Moore, Clayton Capital Advisors, Inc. (“MCCA”), the Fund’s Investment Advisor. Loans or guarantees of obligations may create conflicts of interest. Therefore, the Fund shall not make any personal loans or extensions of credit to nor become contingently liable for any indebtedness of Directors or Officers or any members of their families.

Directors, Officers, and employees must avoid conflicts of interest with the Fund. Any situation that involves, or may reasonably be expected to involve, a conflict of interest with the Fund must be disclosed immediately to the Chair of the Audit Committee or to the attention of the individual designated in Section II below.

This Code does not attempt to describe all possible conflicts of interest which could develop. Some of the more common conflicts from which Directors, Officers, and employees must refrain, however, are set out below:

Relationship of Fund with third parties. Directors, Officers, and employees may not engage in any conduct or activities that are inconsistent with the Fund’s best interests or that disrupt or impair the Fund’s relationship with any person or entity with which the Fund has or proposes to enter into an investment, business or contractual relationship.

Compensation from non-Fund sources. Directors, Officers, and employees may not accept compensation, in any form, for services performed for the Fund from any source other than the Fund. Notwithstanding, Directors and Officers may accept board fees and non-employee director stock options from portfolio companies, if such fees and options are offered by the portfolio company to all non-employee directors and disclosed to the Fund and its Audit Committee.

Gifts. Directors, Officers, employees and members of their families may not offer, give or receive gifts from persons or entities who deal with the Fund or its portfolio companies, in those cases where any such gift is being made in order to influence the Directors’ or Officers’ actions as members of the Board and senior management of the Fund or its portfolio companies, or where acceptance of the gifts could create the appearance of a conflict of interest.

2.	Insider Trading

Officers, Directors, and employees who have access to confidential information are not permitted to use or share that information for stock trading purposes or for any other purpose except the conduct of our business. All non-public information about the Fund and its portfolio companies should be considered confidential information. To use non-public information for personal financial benefit or to “tip” others who might make an investment decision on the basis of this information is not only unethical but also illegal. Please consult the Fund’s policy on insider trading for additional policies related hereto.

3.	Corporate Opportunities

Directors, Officers, and employees owe a duty to the Fund to advance its legitimate interests when the opportunity to do so arises. When an opportunity that relates to the Fund’s business has been presented to the Fund, MCCA or their agents, Officers and Directors are prohibited from: (a) taking for themselves personally opportunities that are discovered through the use of the Fund’s property or information, or the Director’s, Officer’s, and employee’s position with the Fund or MCCA; (b) using the Fund’s property, information, or position for personal gain; or (c) personally competing with the Fund, directly or indirectly, for business opportunities. However, if it has been determined that the Fund will not pursue an opportunity presented to the Fund, a Director, Officer, or employee may pursue such opportunity if such involvement is fully disclosed to the Fund and its Audit Committee and does not interfere with the fulfillment of the Director’s, Officer’s, and employee’s responsibility to the Fund.

4.	Record Keeping

The Fund requires honest and accurate recording and reporting of information in order to make responsible business decisions. All of the Fund’s books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect the Fund’s transactions and must conform both to applicable legal requirements and to the Fund’s system of internal controls. Periodic and other reports (financial and otherwise) to federal, state, and local government agencies must present a full, fair, accurate, timely, and understandable disclosure of the Fund. Business records and communications should avoid exaggeration, derogatory remarks, guesswork, or inappropriate characterizations of people and companies. This applies equally to e-mail, internal memos, and formal reports. Records should always be retained or destroyed according to the Fund’s record retention policies.

5.	Confidentiality

Directors, Officers, and employees must maintain the confidentiality of information entrusted to them by the Fund or its portfolio companies, and any other confidential information about the Fund or its portfolio companies that comes to them, from whatever source, in their capacity as Director, Officer, or employee except when disclosure is authorized or required by laws or regulations. Confidential information includes all non-public information that might be of use to competitors, or harmful to the Fund or its portfolio companies, if disclosed.

6.	Protection and Proper Use of Fund Assets

Theft, carelessness and waste of assets have a direct impact on the Fund’s profitability. Directors, Officers, and employees shall protect the Fund’s assets and ensure their efficient use. All Fund assets shall be used only for legitimate business purposes, and any suspected incident of fraud or theft should be immediately reported for investigation.

7.	Fair Dealing

The conduct required by fair dealing requires honesty in fact and the observance of reasonable commercial standards of fair dealing. Directors, Officers, and employees shall deal fairly and honestly with the Fund’s other Directors, Officers, and employees, portfolio companies (including the members of management thereof) vendors and co-investors. No Director, Officer, or employee should do anything that could be interpreted as dishonest or outside reasonable commercial standards of fair dealing. Directors, Officers, and employees should act at all times in good faith, responsibly, with due care, competence and diligence, and without misrepresentation of any material facts.

8.	Compliance with Laws, Rules and Regulations

Directors, Officers, and employees shall comply, and oversee compliance by other Directors, Officers, and employees with all laws, rules and regulations applicable to the Fund.

9.	Waivers of this Code of Business Conduct and Ethics

Changes in or waivers of this Code may be made only by the Board of Directors of the Fund or, in the case of any change in or waiver of this Code for any of the Officers, only by the independent directors on the Board of Directors of the Fund. All changes in or waivers of this Code for Officers will be promptly disclosed as required by law or stock exchange regulations.

10.	Encouraging the Reporting of any Illegal or Unethical Behavior

Directors, Officers, and employees should promote ethical behavior and take steps to create a working environment at the Fund and MCCA that: (a) encourages employees to talk to supervisors, managers and other appropriate personnel when in doubt about the best course of action in a particular situation; (b) encourages employees to report violations of laws, rules, regulations or this Code to appropriate personnel; and (c) fosters the understanding among employees that the Fund and MCCA will not permit retaliation for reports made in good faith.

11.	Failure to Comply; Compliance Procedures

A failure by any Director, Officer, or employee to comply with the laws or regulations governing the Fund’s business, this Code or any other Fund policy or requirement may result in disciplinary action, and, if warranted, legal proceedings. Directors, Officers, or employees should communicate any suspected violations of this Code promptly to the Chair of the Audit Committee of the Board. Please call the Fund’s outside general counsel Robert A. Robertson at Dechert LLP at 949-442-6037 for contact information. If you prefer to write, address your concerns to : Chair of the Audit Committee, Moore, Clayton Capital Advisors, Incorporated, c/o Robert A. Robertson, Dechert LLP, 4675 MacArthur Street, Suite 1400, Newport Beach, California 92660. Violations will be investigated by the Audit Committee or by a person or persons designated by the Audit Committee and appropriate action will be taken in the event of any violations of this Code.

12.	Annual Review

Annually, each Director, Officer, and employee shall provide written certification that he or she has read and understands this Code and its contents and that he or she has not violated, and is not aware that any other Director, Officer, or employee has violated, this Code.

EQUUS TOTAL RETURN, INC. 2727 ALLEN PARKWAY 13TH FLOOR HOUSTON, TX 77019	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
EQUUS1 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

EQUUS TOTAL RETURN, INC.		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE ELECTION OF DIRECTORS.		All	All	Except
Vote On Directors		☐	☐	☐
1.	Election of the nine nominees listed below to the Board of Directors:
Nominees:
01) Richard F. Bergner	06) Gregory J. Flanagan
02) Charles M. Boyd, M.D.	07) Henry W. Hankinson
03) Kenneth I. Denos	08) Robert L. Knauss
04) Sam P. Douglass	09) Dr. Francis D. Tuggle
05) Alan D. Feinsilver

THE BOARD OF DIRECTORS KNOWS OF NO OTHER MATTER TO COME BEFORE THE MEETING. IF ANY OTHER MATTER IS PROPERLY BROUGHT BEFORE THE MEETING WITH RESPECT TO WHICH THE FUND WAS NOT PROVIDED NOTICE ON OR BEFORE FEBRUARY 13, 2009, THE PROXIES WILL HAVE DISCRETION TO VOTE THE PROXY ON SUCH MATTER IN ACCORDANCE WITH THEIR BEST JUDGMENT.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS.

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.)

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

EQUUS2

EQUUS TOTAL RETURN, INC.

2727 Allen Parkway, 13th Floor, Houston, Texas 77019

This Proxy is Solicited by the Board of Directors of Equus Total Return, Inc. (the “Fund”)

for the Annual Meeting of Stockholder on May 13, 2009

The undersigned hereby constitutes and appoints Gregory J. Flanagan, with full power of substitution and revocation, the true and lawful attorney and proxy of the undersigned at the Annual Meeting of Stockholders of Equus Total Return, Inc., to be held on May 13, 2009, at 9:00 a.m. local time, at The 2777 Allen Parkway Building, Plaza I Room, Plaza Level, 2777 Allen Parkway, Houston, Texas 77019, and any adjournment or postponement thereof (the “Annual Meeting”) and to vote the shares of Common Stock, $.001 par value per share, of the Fund (“Shares”), standing in the name of the undersigned on the books of the Fund on March 20, 2009, the record date for the Annual Meeting, with all powers the undersigned would possess if personally present at the Annual Meeting.

The undersigned hereby acknowledges previous receipt of the Notice of Internet Availability of Proxy Materials, setting forth information on how to access the Notice of Annual Meeting of Stockholders and the Proxy Statement on the Internet, and hereby revokes any proxy or proxies heretofore given by the undersigned.

If you have not voted via the Internet or by telephone,

please sign, date and return promptly in the enclosed envelope.

Continued and to be signed on the reverse side